UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2008  (February 13, 2008)

M & F WORLDWIDE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-13780	02-0423416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street, New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 572-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On February 13, 2008, M & F Worldwide Corp., a Delaware corporation (the "Registrant"), announced that it had entered into a Membership Interest Purchase Agreement, dated as of February 13, 2008 (the "Purchase Agreement"), with Pearson Inc. and NCS Pearson, Inc. ("NCS Pearson", and together with Pearson Inc., "Pearson"), pursuant to which, upon the terms and subject to the conditions set forth therein, Registrant will purchase all of the limited liability membership interests of Data Management I LLC ("Data Management"), a wholly-owned subsidiary of NCS Pearson, for $225 million in cash, subject to post-closing adjustments (the "Purchase").  Data Management is the Pearson business that designs, manufactures and services scannable data collection products, including printed forms, scanners and related software, and provides survey consulting and tracking services, including medical device tracking, to corporate and government clients.

The Purchase is subject to the satisfaction or waiver of customary closing conditions.  The Purchase Agreement contains customary representations, warranties and covenants, including covenants relating to Data Management's conduct of its business between the date of the signing of the Purchase Agreement and the closing of the Purchase and covenants by Pearson not to compete with the Data Management business for a period following the closing of the Purchase.  Under the Purchase Agreement Pearson will indemnify the Registrant for certain breaches of representations, warranties and covenants, as well as certain defined liabilities.

On February 13, 2008, the Department of Justice granted early termination of the waiting period applicable to the Purchase under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Registrant will finance the Purchase with cash currently available on hand.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.                      Other Events.

On February 14, 2008, the Registrant issued a press release announcing the execution of the Purchase Agreement.  The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 2.1	Membership Interest Purchase Agreement, dated as of February 13, 2008, by and among Pearson Inc., NCS Pearson, Inc., and M & F Worldwide Corp.
Exhibit 99.1	Press Release dated February 14, 2008 issued by M & F Worldwide Corp. announcing the execution of the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M &F WORLDWIDE CORP.

By:	/s/ Edward P. Taibi
	Name:	Edward P. Taibi
	Title:	Senior Vice President

Date: February 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Membership Interest Purchase Agreement, dated as of February 13, 2008, by and among Pearson Inc., NCS Pearson, Inc., and M & F Worldwide Corp.

Exhibit 99.1	Press Release dated February 14, 2008 issued by M & F Worldwide Corp. announcing the execution of the Purchase Agreement.